Rule 497(e)
                                File No. 811-3364
                                     2-75503

                             MAXIM SERIES FUND, INC.

Maxim Stock Index Portfolio                Maxim Index 400 Portfolio
Maxim Growth Index Portfolio               Maxim Index European Portfolio
Maxim Value Index Portfolio                Maxim Index Pacific Portfolio
Maxim Index 600 Portfolio

                           April 1, 2001 Supplement to
                           the May 1, 2000 Prospectus

At a special meeting of the shareholders on March 30, 2001, shareholders approved a new sub-advisory agreement with Barclays Global Fund Advisors for the Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Value Index and Maxim Growth Index Portfolios, effective April 1, 2001, and for the Maxim Index Pacific and Maxim Index European Portfolios, effective May 1, 2001 (collectively, the "Equity Index Portfolios" and each an "Equity Index Portfolio"). At the March 30 meeting, shareholders also approved proposals which:

(1) change each Equity Index Portfolio's sub-classification to "non-diversified," permitting each Equity Index Portfolio to, among other things, invest more of its total assets in fewer issuers than it could as a diversified Portfolio;

(2) change the fundamental investment limitation concerning securities lending to allow each Equity Index Portfolio to lend up to 33-1/3% of its total assets;

(3)        provide  each  Equity  Index   Portfolio  with  the   flexibility  to
           concentrate its investments in a particular industry or group of industries when its Benchmark Index is so concentrated; and

(4) allow each Equity Index Portfolio to invest in other investment companies so as to provide it with the flexibility otherwise permitted by the Investment Company Act of 1940.

As a result, the following changes are made to the prospectus.

On page        , next to the heading  Maxim Index  Portfolios,
        -------                       -----------------------
the  following  disclosure  is added:
(Sub-Adviser: Barclays Global Fund Advisors).

On page        , under the heading Principal Investment Risks,
        -------                    --------------------------
the following disclosure is provided as to each Equity Index Portfolio:

Non-Diversification Risk

o When a Benchmark Index becomes less diversified, the Index Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of that Index Portfolio's assets may be invested in securities of a fewer number of issuers. As a result, the Index Portfolio's performance becomes more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk

o When a Benchmark Index concentrates in an industry or group of industries, the Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Index Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

On  page  ,  under  the  heading  Sub-Advisers,   please  insert  the  following
disclosure:

Barclays Global Fund Advisors

Maxim Stock Index Portfolio                    Maxim Index 400 Portfolio
Maxim Growth Index Portfolio                   Maxim Index European Portfolio
Maxim Value Index Portfolio                    Maxim Index Pacific Portfolio
Maxim Index 600 Portfolio

Barclays Global Fund Advisors ("Barclays") is a California corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 45 Fremont Street, San Francisco, California 94105. Barclays is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), a national banking association organized under the laws of the United States, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, with its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2000, BGI and its affiliates, including Barclays, provided investment advisory services for assets worth in excess of $800 billion. Barclays uses teams of portfolio managers, investment strategists, and other investment specialists. This team approach brings together many disciplines and leverages Barclays' extensive resources. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. Barclays began management the Maxim Stock Index, Maxim Growth Index, Maxim Value Index, Maxim Index 600 and Maxim Index 400 Portfolios on April 1, 2001, and for the Maxim Index European and Maxim Index Pacific Portfolios on May 1, 2001.